                                  SCHEDULE 14A

     Proxy Statement Pursuant to Section 14(a) of the Securities Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                CitiFunds(SM) Trust II on behalf of its series -
                     CitiFunds(SM) Growth & Income Portfolio
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                (Name of Registrant as Specified In Its Charter)

                               Jennifer H. Hurford
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1. Title of each class of securities to which transaction applies:

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         2. Aggregate number of securities to which transaction applies:

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         3.       Per unit price or other underlying value of transaction
                  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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         4. Proposed maximum aggregate value of transaction:

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         5. Total fee paid:

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[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1. Amount Previously Paid:

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         2. Form, Schedule or Registration Statement No.:

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         3. Filing Party:

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         4. Date Filed:

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


                    CITIFUNDS(SM) GROWTH & INCOME PORTFOLIO


                                21 Milk Street
                         Boston, Massachusetts 02109


                                June 11, 1999


Dear Shareholder:

  The accompanying materials relate to a Special Meeting of Shareholders of CitiFunds(SM) Growth & Income Portfolio. The Meeting will be held on Friday, July 30, 1999 at 3:00 p.m., Eastern time.

  YOUR PARTICIPATION AT THIS MEETING IS VERY IMPORTANT IN ORDER TO ACCOMPLISH PROPOSED ACTIONS THAT YOUR BOARD OF TRUSTEES HAS DETERMINED ARE FAIR AND REASONABLE AND IN YOUR BEST INTERESTS.


  If you cannot attend the Meeting, you may participate by proxy. As a shareholder, you cast one vote for each share that you own. Please take a few moments to read the enclosed materials and then cast your vote on the enclosed proxy card. If the Fund does not receive your proxy card, our proxy solicitor, Shareholder Communications Corporation, may contact you to assist you in casting your vote.


  VOTING TAKES ONLY A FEW MINUTES. EACH SHAREHOLDER'S VOTE IS IMPORTANT. YOUR PROMPT RESPONSE WILL BE MUCH APPRECIATED.

  Shareholders are being asked to vote on the transfer of the assets of Growth & Income Portfolio, the underlying mutual fund in which the Fund invests, to Large Cap Value Portfolio. In addition, shareholders are being asked to approve the selection of the Fund's accountants.

  After you have voted on the proposals, please be sure to SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED POSTAGE-PAID ENVELOPE. If you have any questions regarding the issues to be voted on, or need assistance in completing your proxy card, please contact Shareholder Communications Corporation at 1-800-790-7068.

  We appreciate your participation in this important meeting. Thank you.

                                  Sincerely,

                              /s/ Philip W. Coolidge

                                  Philip W. Coolidge
                                  President

                    CITIFUNDS(SM) GROWTH & INCOME PORTFOLIO


                                21 Milk Street
                         Boston, Massachusetts 02109
                          Telephone: (617) 423-1679

                          NOTICE OF SPECIAL MEETING
                               OF SHAREHOLDERS

                       To be held Friday, July 30, 1999

  A Special Meeting of Shareholders of CitiFunds(SM) Growth & Income Portfolio will be held at Citicorp Center, 153 East 53rd Street, 14th Floor, Room H, New York, New York, on Friday, July 30, 1999 at 3:00 p.m., Eastern Time, for the following purposes:

  ITEM 1. To vote on the transfer by Growth & Income Portfolio of all of its assets to Large Cap Value Portfolio in exchange for an interest in Large Cap Value Portfolio, followed by the dissolution of Growth & Income Portfolio.

  ITEM 2. To vote on the selection of PricewaterhouseCoopers LLP as the independent certified public accountants for the Fund.

  ITEM 3. To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

  THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF ITEMS 1 AND 2.

  Only shareholders of record on June 7, 1999 will be entitled to vote at the Special Meeting of Shareholders and at any adjournments thereof.

                                   Linda T. Gibson, Secretary


June 11, 1999


YOUR VOTE IS IMPORTANT. WE WOULD APPRECIATE YOUR PROMPTLY VOTING, SIGNING AND RETURNING THE ENCLOSED PROXY, WHICH WILL HELP AVOID THE ADDITIONAL EXPENSE OF A SECOND SOLICITATION. THE ENCLOSED ADDRESSED ENVELOPE REQUIRES NO POSTAGE AND IS PROVIDED FOR YOUR CONVENIENCE.

                    CITIFUNDS(SM) GROWTH & INCOME PORTFOLIO


                                21 Milk Street
                         Boston, Massachusetts 02109
                          Telephone: (617) 423-1679

                               PROXY STATEMENT


  This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being furnished in connection with the solicitation of proxies by the Board of Trustees of CitiFunds(SM) Growth & Income Portfolio for use at a Special Meeting of Shareholders of the Fund, or any adjournment thereof, to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, Room H, New York, New York, on Friday, July 30, 1999 at 3:00 p.m., Eastern Time, for the purposes set forth in the accompanying Notice of Special Meeting.

  The close of business on June 7, 1999 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the Meeting. 5,104,986.813 shares of CitiFunds Growth & Income Portfolio - Class A and 57,328.767 shares of CitiFunds Growth & Income Portfolio - Class B (without par value) were outstanding as of the close of business on the Record Date. Shareholders of record at the close of business on the Record Date will be entitled to one vote for each share held.

  The Fund's Annual Report for the fiscal year ended October 31, 1998, including audited financial statements, has previously been sent to shareholders and is available without charge by written request sent to the Fund at the address above or by calling Shareholder Communications Corporation at 1-800-790-7068.

  This Proxy Statement and Notice of Special Meeting with accompanying form of proxy are being mailed by the Board of Trustees on or about June 11, 1999.


                  MANNER OF VOTING PROXIES AND VOTE REQUIRED

  If the accompanying form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. IF NO INSTRUCTIONS ARE SPECIFIED, ALL SHARES OF THE FUND WILL BE VOTED FOR EACH OF PROPOSED ITEMS 1 AND 2. Shares of each class will vote together on all Items. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing delivered at the Meeting or filed with the Secretary of the Fund.


  If sufficient votes to approve the proposed Items 1 and 2 are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting. When voting on a proposed adjournment, the persons named as proxies will vote all shares that they are entitled to vote with respect to Items 1 and 2 for the proposed adjournment, unless directed to disapprove the Item, in which case such shares will be voted against the proposed adjournment.


  The presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote is required to constitute a quorum at the Meeting for purposes of voting on Items 1 and 2. For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker "non-votes" will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 1 and 2.

                              GENERAL BACKGROUND
CURRENT STRUCTURE

  The Fund is a feeder fund in a master/feeder structure. The Fund does not invest directly in securities but instead seeks its investment goal by investing through an underlying mutual fund (called a master fund), Growth & Income Portfolio. Growth & Income Portfolio has the same investment goals and strategies as the Fund, and buys, holds and sells securities in accordance with those goals and strategies. The Fund may withdraw its investment in Growth & Income Portfolio at any time, and will do so when the Fund's Trustees believe that withdrawal would be in the best interests of the Fund's shareholders. As of April 30, 1999, the Fund's net assets were $56,995,065, and the Portfolio's net assets were $81,664,452.


  Citibank, N.A. is the investment manager of the Fund and of Growth & Income Portfolio. Citibank has delegated the daily management of Growth & Income Portfolio's securities to SSBC Fund Management, Inc. (SSBC). SSBC is an affiliate of Citibank. Citibank is entitled to receive a management fee from Growth & Income Portfolio of 0.70% of the Portfolio's average daily net assets for its then-current fiscal year, minus any subadviser fee payable to SSBC.

  Citibank and SSBC also serve as manager and subadviser, respectively, of Large Cap Value Portfolio, another mutual fund that acts as a master fund. Effective July 31, 1999, Large Cap Value Portfolio will have the same investment goal as the Fund. Currently, ten funds invest in Large Cap Value Portfolio. SSBC manages Large Cap Value Portfolio in the same manner and style as it manages Growth & Income Portfolio. As of April 30, 1999, Large Cap Value Portfolio's net assets were $95,229,611.

  Citibank is entitled to receive a management fee from Large Cap Value Portfolio of 0.60% of the Portfolio's average daily net assets for its then-current fiscal year, minus any subadviser fee payable to SSBC.


PROPOSED TRANSFER

  The Fund is proposing to invest its investable assets in Large Cap Value Portfolio instead of Growth & Income Portfolio. This investment will be accomplished by Growth & Income Portfolio transferring its assets to Large Cap Value Portfolio. In exchange, the Fund will receive an interest in Large Cap Value Portfolio corresponding in amount to the Fund's pro rata share of Growth & Income Portfolio's contribution to Large Cap Value Portfolio. Growth & Income Portfolio will then dissolve. After giving effect to the transfer, Citibank will continue to serve as the manager for the Fund and for Large Cap Value Portfolio, and SSBC will continue to serve as subadviser to Large Cap Value Portfolio.

  The transfer will permit the Fund's securities to be managed as part of a larger existing portfolio of securities having the same investment goals that is subject to a lower management fee. Economies of scale may result and may benefit the Fund. Also, master funds managed in the same way will effectively be combined, reducing the administrative burden to Citibank.

  THE FUND'S EXPENSE RATIO WILL NOT INCREASE AS A RESULT OF THE PROPOSED TRANSFER. IT IS EXPECTED THAT THE SAME PERSONNEL AT CITIBANK AND AT SSBC WHO CURRENTLY PROVIDE MANAGEMENT SERVICES WILL CONTINUE TO DO SO AFTER THE TRANSFER, AND THE NATURE, LEVEL AND QUALITY OF SERVICES TO THE FUND WILL NOT BE ADVERSELY AFFECTED.

  The Fund's Trustees believe that this transaction is in the best interests of Fund shareholders. If approved by shareholders, the transaction will be implemented on July 31, 1999 (or another date selected by Citibank).

  ITEM 1. TO VOTE ON THE TRANSFER BY GROWTH & INCOME PORTFOLIO OF ALL OF ITS ASSETS TO LARGE CAP VALUE PORTFOLIO IN EXCHANGE FOR AN INTEREST IN LARGE CAP VALUE PORTFOLIO, FOLLOWED BY THE DISSOLUTION OF GROWTH & INCOME PORTFOLIO.


  It is intended that proxies submitted by Fund shareholders not limited to the contrary will be voted in favor of Growth & Income Portfolio transferring all of its assets to Large Cap Value Portfolio. In exchange, an interest in Large Cap Value Portfolio will be issued to the Fund. Growth & Income Portfolio will then be dissolved.


  Growth & Income Portfolio's Declaration of Trust currently states that the Portfolio's Trustees have the power in their discretion without any requirement of approval by investors to invest all or a portion of the Portfolio's assets or other property in one or more investment companies to the extent not prohibited by the Investment Company Act of 1940, as amended, and exemptive orders granted under such Act. As a result, Portfolio investor approval is not required to effect the transfer of assets from the Portfolio to Large Cap Value Portfolio. Nevertheless, the Portfolio's Board of Trustees has decided to submit this matter to Portfolio investors, including the Fund, for approval. The Fund's Board of Trustees has decided to submit this matter to Fund shareholders for approval. When asked by the Portfolio to vote on this matter, the Fund will cast its votes in the same proportion as the votes of the Fund's shareholders cast at the Meeting on this Item. The percentage of the Fund's votes representing shareholders of the Fund not voting at the Meeting will be voted in the same proportion as those cast by shareholders of the Fund who do, in fact, vote. By voting in favor of this Item, Fund shareholders will be authorizing the Fund's Trustees to vote in favor of the transfer.

  In the event that the proposal in Item 1 does not receive the requisite shareholder approval, the Trustees will consider possible alternatives, which might include resubmission of the proposal for approval by shareholders of the Fund.

                                VOTE REQUIRED


  If a quorum is present at a meeting of Growth & Income Portfolio's investors, the affirmative vote of the holders of a majority of the interests in that Portfolio present, in person or by proxy, at such meeting is required for approval of the transfer of assets by Growth & Income Portfolio. For purposes of voting on this transfer, holders of at least one-third of the interests in the Portfolio, present in person or by proxy, constitute a quorum.


  THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF THE TRANSFER OF ASSETS OF GROWTH & INCOME PORTFOLIO TO LARGE CAP VALUE PORTFOLIO.

  ITEM 2. TO VOTE ON THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FUND.

  It is intended that proxies cast by the Fund's shareholders not limited to the contrary will be voted in favor of ratifying the selection, by a majority of the Trustees of the Fund who are not "interested persons" (as that term is defined in the 1940 Act) of the Fund, of PricewaterhouseCoopers LLP under
Section 32(a) of the 1940 Act as independent public accountants, to certify every financial statement of the Fund required by any law or regulation to be certified by independent public accountants and filed with the Securities and Exchange Commission in respect of all or any part of the fiscal year of the Fund ending October 31, 1999. PricewaterhouseCoopers LLP has no direct or material indirect interest in the Fund.

  PricewaterhouseCoopers LLP has served as the Fund's independent certified public accountants since the Fund's inception, providing audit services and consultation with respect to the preparation of filings with the Securities and Exchange Commission.

  Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting.

                                VOTE REQUIRED

  Approval of this proposal will require approval by the holders of a majority of the outstanding shares of the Fund which are present at the Meeting in person or by proxy.

  THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND VOTE FOR APPROVAL OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE FUND.

  ITEM 3. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING OF SHAREHOLDERS AND ANY ADJOURNMENTS THEREOF.

  The management of the Fund knows of no other business to be presented at the Meeting. If any additional matters should be properly presented, it is intended that the enclosed proxy (if not limited to the contrary) will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.

                         INTERESTS OF CERTAIN PERSONS


  As of June 7, 1999, no Trustee or officer of the Fund owned or had the right to vote any outstanding shares of the Fund.

  As of June 7, 1999, to the best knowledge of the Fund, no person beneficially owned 5% or more of the outstanding shares of the Fund.

                            ADDITIONAL INFORMATION


  The Fund is a series of CitiFunds Trust II, a diversified, open-end registered investment company organized as a Massachusetts business trust under a Declaration of Trust dated as of April 13, 1984, as amended and restated on August 9, 1996. The Fund was designated as a series of the Trust on December 15, 1997. The mailing address of the Trust is 21 Milk Street, Boston, Massachusetts 02109.

  Fund shareholders may have purchased their shares through banks or other financial institutions, securities dealers or others (called Service Agents) that have entered into service agreements with the Fund's distributor. In these cases, the Service Agents are the shareholders of record of the Fund. At any meeting of Fund shareholders, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.


  The cost of soliciting proxies in the accompanying form, which is expected to be about $45,000, including the fees of a proxy soliciting agent, will be borne by Citibank. In addition to solicitation by mail, proxies may be solicited by the Board of Trustees, officers, and regular employees and agents of the Fund without compensation therefor. Citibank may reimburse brokerage firms and others for their expenses in forwarding proxy materials to the beneficial owners and soliciting them to execute the proxies.


  The Fund's distributor is CFBDS, Inc., 21 Milk Street, Boston, Massachusetts 02109. State Street Bank and Trust Company acts as transfer agent, dividend disbursing agent and custodian for the Fund. The principal business address of State Street is 225 Franklin Street, Boston, Massachusetts 02110.

                       SUBMISSION OF CERTAIN PROPOSALS

  The Trust is a Massachusetts business trust and as such is not required to hold annual meetings of shareholders, although special meetings may be called for the Fund, or for CitiFunds Trust II as a whole, for purposes such as electing Trustees or removing Trustees, changing fundamental policies, or approving an advisory contract. Shareholder proposals to be presented at any subsequent meeting of shareholders must be received by the Trust at the Trust's office within a reasonable time before the proxy solicitation is made.

  YOU ARE URGED TO FILL IN, DATE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.

                        By Order of the Board of Trustees,

                        Linda T. Gibson, Secretary


                                                                 June 11, 1999

                     FOUR SIMPLE METHODS TO VOTE YOUR PROXY

THE ACCOMPANYING PROXY STATEMENT DISCUSSES MATTERS REGARDING CITIFUNDS GROWTH & INCOME PORTFOLIO. It is important that you vote on these issues. After you have reviewed the proxy information, please vote your shares by utilizing one of the following methods described below.

                               Call toll-free (800) 790-7068 and follow the
[graphic omitted]    BY PHONE: the automated instructions. You will need the
                               10 digit control number located on your proxy card.


[graphic omitted]     BY MAIL: Simply enclose your executed proxy in the
                               postage-paid envelope found within the proxy package.


                               Visit https://www.proxycard.com
[graphic omitted] BY INTERNET: Once there, enter the 10-digit control number located on your proxy card.


[graphic omitted]      BY FAX: Simply fax your executed proxy to 1-800-733-1885.


If you have any questions regarding the meeting agenda please call
1-800-790-7068.

                   YOUR VOTE IS IMPORTANT! PLEASE VOTE TODAY.

PROXY CARD                                                           PROXY CARD

                     CITIFUNDS(SM) GROWTH & INCOME PORTFOLIO
           A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD JULY 30, 1999

The undersigned, revoking all Proxies heretofore given, hereby appoints each of Susan Jakuboski and Christine A. Drapeau, or any of them, as Proxies of the undersigned with full power of substitution, to vote on behalf of the undersigned all shares in CitiFunds(SM) Growth & Income Portfolio which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at Citicorp Center, 153 East 53rd Street, 14th Floor, Room H, New York, New York, on Friday, July 30, 1999 at 3:00 p.m., Eastern Time and any adjournment thereof, as fully as the undersigned would be entitled to vote if personally present, as follows.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR ANY PROPOSALS FOR WHICH NO CHOICE IS INDICATED.

THE PROXIES ARE AUTHORIZED IN THEIR DISCRETION TO VOTE UPON SUCH OTHER MATTERS AS MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

                                   CONTROL NUMBER:


                                   Note: PLEASE SIGN EXACTLY AS YOUR NAME(S)
                                   APPEAR ON THIS PROXY. When signing as
                                   attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name and your name. Joint owners should each sign this proxy. Please sign, date and return in the enclosed envelope.

                                   --------------------------------------------
                                   Signature


                                   --------------------------------------------
                                   Signature (if held jointly)

                                                                          , 1999
                                   --------------------------------------------
                                   Date

PROXY SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES.

THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE IN FAVOR OF EACH OF ITEMS 1
AND 2.

                                                       FOR   AGAINST   ABSTAIN

1.   To vote on the transfer by Growth & Income        [ ]     [ ]       [ ]
     Portfolio of all of its assets to Large Cap
     Value Portfolio in exchange for an interest in Large Cap Value Portfolio, followed by the dissolution of Growth & Income Portfolio.

2.   To vote on the selection of                       [ ]     [ ]       [ ]
     PricewaterhouseCoopers LLP as the independent certified public accountants for the Fund.

To transact such other business as may properly come before the Special Meeting of Shareholders and any adjournments thereof.

  PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.